UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

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VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of principal executive offices)	23113 (Zip Code)

Registrant’s telephone number, including area code: (804) 897-3900

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 24, 2015, the Board of Directors of Village Bank and Trust Financial Corp. (the “Company”) amended the Company’s Bylaws to opt out of the Control Share Acquisitions statute set forth in Article 14.1 of the Virginia Stock Corporation Act (the “Statute”). Opting out of the Statute was a condition to closing the standby offering described below under Item 8.01. The Statute defines “control share acquisitions” as transactions causing the voting strength of any person acquiring beneficial ownership of shares of a Virginia public corporation to meet or exceed certain threshold percentages (20%, 33-1/3% or 50%) of the total votes entitled to be cast in the election of directors. Issuances directly from the corporation are excluded from such definition. Shares acquired in a control share acquisition have no voting rights unless (1) the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee-director of the corporation, or (2) the Articles of Incorporation or Bylaws of the corporation provide that the Statute does not apply to acquisitions of the corporation's shares. The Statute would have permitted an acquiring person, under certain circumstances, to require the Company to call a special meeting of the shareholders to consider the grant of voting rights to the shares acquired in the control share acquisition.

The amendment is set forth in a new Article IX to the Company’s Bylaws. A copy of the Company’s Bylaws, as amended, is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 8.01	Other Events.

On March 27, 2015, the Company completed its previously announced rights offering to shareholders and concurrent standby offering to Kenneth R. Lehman, in which the Company issued an aggregate of 1,051,866 shares of common stock (the total number of shares offered) at $13.87 per share for aggregate gross proceeds of $14,589,381 (including the value of the Company’s Series A preferred stock exchanged by Mr. Lehman for shares of common stock of $4,618,813). As of March 27, 2015, the Company has 1,403,858 shares of common stock outstanding.

The Company issued a press release announcing the closing of the rights offering and standby offering on March 27, 2015. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.2	Bylaws of Village Bank and Trust Financial Corp., as amended March 24, 2015.
99.1	Press Release dated March 27, 2015.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: March 27, 2015	By:	/s/ C. Harril Whitehurst, Jr.
C. Harril Whitehurst, Jr.
Executive Vice President and CFO

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2	Bylaws of Village Bank and Trust Financial Corp., as amended March 24, 2015.
99.1	Press Release dated March 27, 2015.